EXHIBIT 10.9

                               EXCHANGE AGREEMENT


     THIS AGREEMENT ("Agreement") dated as of the 22nd day of March, 2004, is made by and between Advanced Financial, Inc., a Delaware corporation, ("AFI") and ARGUS Investment Group, Inc., a Missouri corporation ("ARGUS").


                                    RECITALS

     A. WHEREAS, AFI is the holder and owner of 100 shares of common stock of AIH Receivable Management Services, Inc. ("AIH"), such common shares representing one hundred per cent (100%) of the outstanding common shares of AIH and are free and clear of any encumbrances (the "AIH Common Shares); and

     B. WHEREAS, AFI is indebted to ARGUS under certain Notes Payable and certain open advances a total of $1,298,817 at the close of business on March 31, 2004, (the "ARGUS Obligations") which amounts were used to fund the operations of AIH; and

     C. WHEREAS, AFI and ARGUS agree that such ARGUS Obligations are as set forth above; and

     D. WHEREAS, ARGUS has agreed to cancel the ARGUS Obligations, and assume all of the remaining obligations of AIH as reflected in the March 31, 2004 financial statements of AIH, as well as any future obligations which may or not be set forth in such March 31, 2004 financial statements in exchange for the AIH Common Shares (the "Exchange Transaction"); and

     E. WHEREAS, the Board of Directors of AFI engaged an independent investment banking firm (Morgan Stanley) to determine the fair market value of the AIH operations on a going concern basis, and based on such valuation determined that the Exchange Transaction will result in a substantial economic and financial benefit to the AFI shareholders; and

     F. WHEREAS, the independent `not at interest' Directors of AFI have approved the Exchange Transaction and authorized a Solicitation of Consents of Common Shareholders under date of February 27, 2004 approving the Exchange Transaction; and

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     G.   WHEREAS, on March 22, 2004, AFI had received the requisite affirmative votes from the common shareholders to effect the Exchange Transaction, and filed the required Form 8-K with the Securities and Exchange Commission under date of March 24, 2004; and

     H. WHEREAS, on March 22, 2004, the ARGUS Board of Directors approved the Exchange Transaction.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The Exchange Transaction shall be closed and effective as of 12:01 midnight, April 1, 2004.

     2. AFI shall transfer and deliver to ARGUS the AIH Common Shares. Such transfer shall be effective as set forth in paragraph 1 above.

     3. The parties agree, that except for the RECITALS above, no further representations, warranties, or closing obligations are required.

     4. Any notice, request, consent or communication (a "Notice") shall be effective only if it is in writing and delivered, with receipt confirmed, addressed as follows:

                   If to ARGUS to:
                                         Philip J. Holtgraves
                                         ARGUS Investment Group, Inc.
                                         5425 Martindale
                                         Shawnee,   KS   66218


                   If to AFI to:         Charles A. Holtgraves
                                         Advanced Financial, Inc.
                                         5425 Martindale
                                         Shawnee,    KS    66218

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     IN WITNESS WHEREOF, the parties hereto have entered in this Agreement as of the date first herein above set forth.


                                            ADVANCED FINANCIAL, INC.

                                            By:  /s/  Charles A. Holtgraves
                                               --------------------------------
                                                      Charles A. Holtgraves
                                                      President



                                            ARGUS Investment Group, Inc.

                                            By:  /s/  Philip J.  Holtgraves
                                               --------------------------------
                                                      Philip J. Holtgraves
                                                      Vice President and
                                                      Secretary

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